Exhibit 99.2

Innovative Industrial Properties Fourth Quarter 2023 Supplemental Financial Information

Innovative Industrial Properties 2 Overview Forward - Looking Statements 3 Company Overview 4 Financial Information Quarterly Performance Summary 5 Balance Sheet 6 Net Income 7 FFO, Normalized FFO, and AFFO Reconciliation 8 Historical Net Income 9 Historical FFO, Normalized FFO, and AFFO Reconciliation 10 Statements of Cash Flows 11 Portfolio Data Capital Commitments 12 Leasing Summary 13 Top Tenants Overview 14 Property List 15 – 17 Secured Loans 18 Capitalization Capital and Debt Summary 19 Definitions 20 – 21 Analyst Coverage 22 Senior Management Team and Board of Directors 23 Table of Contents

Innovative Industrial Properties 3 Forward - Looking Statements This Supplemental Financial Information Package include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : rates of default on leases for our assets ; concentration of our portfolio of assets and limited number of tenants ; the estimated growth in and evolving market dynamics of the regulated cannabis market ; the demand for regulated cannabis facilities ; inflation dynamics ; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts ; the impact of pandemics on us, our business, our tenants, or the economy generally ; war and other hostilities, including the conflicts in Ukraine and Israel ; our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the regulated cannabis industry ; our understanding of our competition and our potential tenants’ alternative financing sources ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding regulated cannabis ; the potential impact on us from litigation matters, including rising liability and insurance costs ; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult - use cannabis in our facilities ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our target assets ; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility ; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition ; our ability to maintain our investment grade credit rating ; changes in the values of our assets ; our expected portfolio of assets ; our expected investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to maintain our qualification as a real estate investment trust for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . All amounts shown in this report are unaudited . This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc . Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc . shall be made only by means of a prospectus approved for that purpose .

Innovative Industrial Properties 4 Company Snapshot State Diversification (1) Illinois 14.7% Pennsylvania 14.1% Massachusetts 13.6% Michigan 10.6% New York 10.2% Florida 8.3% Ohio 5.4% New Jersey 4.6% California 4.1% Maryland 3.9% Other 10.5% Total 100% Company Overview Innovative Industrial Properties, Inc. (NYSE “IIPR”) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized properties leased to experienced, state - licensed operators for their regulated cannabis facilities . Note : As of December 31 , 2023 , values in thousands except for property count, $ /PSF, or otherwise noted . 1) Based on “Annualized Base Rent” . Refer to “Definitions” for additional details . 2) Refer to “Capital and Debt Summary” and “Definitions” for additional details . 3) Reflects annualized common stock dividend paid on January 12 , 2024 of $ 1 . 82 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . 4) Refer to “Definitions” for additional details . 5) Includes approximately 816 , 000 square feet under development or redevelopment . 6) Weighted by Total Committed / Invested Capital . Refer to “Definitions” for additional details . Market Capitalization (2) $2,837,165 Operating Portfolio (103 Properties) (4) Current Annualized Dividend ($) (3) $7.28 / share Total Rentable Square Feet (5) 8,172 Total Portfolio (4) Total Committed / Invested Capital per Square Foot $275 Total Committed / Invested Capital (4) $2,414,685 % Leased (6) 95.8% Total Properties 108 Weighted Average Lease Length 14.6 Years

Innovative Industrial Properties 5 Delta 2023 2022 4Q2023 3Q2023 2Q2023 1Q2023 4Q2022 Total Revenues $79,156 $77,826 $76,457 $76,067 $70,461 General and administrative expense $10,908 $10,981 $10,570 $10,373 $10,232 General and administrative expense / total revenues 14% 14% 14% 14% 15% Net income attributable to common stockholders $41,295 $41,256 $40,931 $40,754 $41,168 Net income attributable to common stockholders – diluted (“EPS”) $1.45 $1.45 $1.44 $1.43 $1.46 Funds from operations attributable to common stockholders – diluted (“FFO”) (1) $58,443 $57,984 $57,685 $57,537 $53,941 FFO per common share – diluted (1) $2.07 $2.05 $2.04 $2.04 $1.92 Normalized FFO attributable to common stockholders – diluted (“Normalized FFO”) (1) $58,595 $59,096 $58,355 $58,061 $54,969 Normalized FFO per common share – diluted (1) $2.07 $2.09 $2.07 $2.06 $1.95 Adjusted funds from operations attributable to common stockholders – diluted (“AFFO”) (1) $64,338 $64,790 $63,996 $63,373 $59,625 AFFO per common share – diluted (1) $2.28 $2.29 $2.26 $2.25 $2.12 Common stock dividend per share (2) $1.82 $1.80 $1.80 $1.80 $1.80 AFFO Payout Ratio (3) 80% 79% 80% 80% 85% Total Committed / Invested Capital (4) $2.4B $2.4B $2.4B $2.4B $2.3B % Leased – Operating Portfolio (5) 95.8% 98.5% 99.9% 100.0% 100.0% Rent Collection % – Operating Portfolio (5) 100% 98% 97% 98% 94% Quarterly Performance Summary Note : Dollars in thousands except for $ /share or otherwise noted . All per share amounts are shown on a diluted basis . 1) Refer to “FFO, Normalized FFO, and AFFO Reconciliation” and “Definitions” for additional details . 2) Reflects quarterly common stock dividend declared in the quarter . 3) Calculated by dividing the common stock dividend declared per share by AFFO per common share – diluted . 4) Dollars in billions, refer to “Definitions” for additional details . 5) Refer to “Definitions” for additional details . $2.12 $2.25 $2.26 $2.29 $2.28 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 AFFO (1) $1.95 $2.06 $2.07 $2.09 $2.07 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 Normalized FFO (1) $70,461 $76,067 $76,457 $77,826 $79,156 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 Total Revenues

Innovative Industrial Properties 6 December 31, December 31, (In thousands, except share and per share amounts) 2023 2022 Assets Real estate, at cost: Land $142,524 $139,953 Buildings and improvements 2,108,218 2,010,628 Construction in progress 117,773 54,106 Total real estate, at cost 2,368,515 2,204,687 Less accumulated depreciation (202,692) (138,405) Net real estate held for investment 2,165,823 2,066,282 Construction loan receivable 22,000 18,021 Cash and cash equivalents 140,249 87,122 Restricted cash 1,450 1,450 Investments 21,948 200,935 Right of use office lease asset 1,355 1,739 In-place lease intangible assets, net 8,245 9,105 Other assets, net 30,020 30,182 Total assets $2,391,090 $2,414,836 Liabilities and stockholders’ equity Liabilities: Exchangeable Senior Notes, net $4,431 $6,380 Notes due 2026, net 296,449 295,115 Building improvements and construction funding payable 9,591 29,376 Accounts payable and accrued expenses 11,406 10,615 Dividends payable 51,827 50,840 Rent received in advance and tenant security deposits 59,358 58,716 Other liabilities 5,056 1,901 Total liabilities 438,118 452,943 Stockholders’ equity: Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, $15,000 liquidation preference ($25.00 per share), 600,000 shares issued and outstanding at December 31, 2023 and December 31, 2022 14,009 14,009 Common stock, par value $0.001 per share, 50,000,000 shares authorized: 28,140,891 and 27,972,830 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively 28 28 Additional paid-in capital 2,095,789 2,065,248 Dividends in excess of earnings (156,854) (117,392) Total stockholders’ equity 1,952,972 1,961,893 Total liabilities and stockholders’ equity $2,391,090 $2,414,836 Balance Sheet

Innovative Industrial Properties 7 For the Three Months Ended For the Years Ended December 31, December 31, (In thousands, except share and per share amounts) 2023 2022 2023 2022 Revenues: Rental (including tenant reimbursements) $78,615 $69,923 $307,349 $274,377 Other 541 538 2,157 1,982 Total revenues 79,156 70,461 309,506 276,359 Expenses: Property expenses 7,193 3,288 24,893 10,520 General and administrative expense 10,908 10,232 42,832 38,520 Depreciation and amortization expense 17,098 16,302 67,194 61,303 Total expenses 35,199 29,822 134,919 110,343 Gain on sale of real estate - 3,601 - 3,601 Income from operations 43,957 44,240 174,587 169,617 Interest and other income 1,821 1,784 8,446 3,195 Interest expense (4,145) (4,518) (17,467) (18,301) Gain (loss) on exchange of Exchangeable Senior Notes - - 22 (125) Net income 41,633 41,506 165,588 154,386 Preferred stock dividends (338) (338) (1,352) (1,352) Net income attributable to common stockholders $41,295 $41,168 $164,236 $153,034 Net income attributable to common stockholders per share: Basic $1.46 $1.47 $5.82 $5.57 Diluted $1.45 $1.46 $5.77 $5.52 Weighted-average shares outstanding: Basic 27,996,393 27,938,804 27,977,807 27,345,047 Diluted 28,279,834 28,160,261 28,255,797 27,663,169 Net Income

Innovative Industrial Properties 8 For the Three Months Ended For the Years Ended December 31, December 31, (In thousands, except share and per share amounts) 2023 2022 2023 2022 Net income attributable to common stockholders $41,295 $41,168 $164,236 $153,034 Real estate depreciation and amortization 17,098 16,302 67,194 61,303 Gain on sale of real estate - (3,601) - (3,601) FFO attributable to common stockholders (basic) 58,393 53,869 231,430 210,736 Cash and non-cash interest expense on Exchangeable Senior Notes 50 72 219 546 FFO attributable to common stockholders (diluted) 58,443 53,941 231,649 211,282 Financing expense - 249 - 367 Litigation-related expense 152 779 2,480 3,010 Loss (gain) on exchange of Exchangeable Senior Notes - - (22) 125 Normalized FFO attributable to common stockholders (diluted) 58,595 54,969 234,107 214,784 Interest income on seller-financed note (1) 403 - 1,342 - Stock-based compensation 4,934 4,312 19,581 17,507 Non-cash interest expense 383 321 1,375 1,255 Above-market lease amortization 23 23 92 91 AFFO attributable to common stockholders (diluted) $64,338 $59,625 $256,497 $233,637 FFO per common share – diluted $2.07 $1.92 $8.20 $7.64 Normalized FFO per common share – diluted $2.07 $1.95 $8.29 $7.76 AFFO per common share – diluted $2.28 $2.12 $9.08 $8.45 Weighted average common shares outstanding – basic 27,996,393 27,938,804 27,977,807 27,345,047 Restricted stock and restricted stock units ("RSUs") 206,667 117,831 196,821 116,046 Dilutive effect of Exchangeable Senior Notes 76,774 103,626 81,169 202,076 Weighted average common shares outstanding – diluted 28,279,834 28,160,261 28,255,797 27,663,169 FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest paid on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Medical Investor Holdings LLC (Vertical), which is recognized as a deposit liability and is included in other liabilities in our consolidated balance sheet as of December 31 , 2023 , as the transaction did not qualify for recognition as a completed sale .

Innovative Industrial Properties 9 2023 2022 (In thousands, except share and per share amounts) 4Q2023 3Q2023 2Q2023 1Q2023 4Q2022 Revenues: Rental (including tenant reimbursements) $78,615 $77,286 $75,919 $75,529 $69,923 Other 541 540 538 538 538 Total revenues 79,156 77,826 76,457 76,067 70,461 Expenses: Property expenses 7,193 6,318 5,759 5,623 3,288 General and administrative expense 10,908 10,981 10,570 10,373 10,232 Depreciation and amortization expense 17,098 16,678 16,704 16,714 16,302 Total expenses 35,199 33,977 33,033 32,710 29,822 Gain on sale of real estate - - - - 3,601 Income from operations 43,957 43,849 43,424 43,357 44,240 Interest and other income 1,821 2,075 2,317 2,233 1,784 Interest expense (4,145) (4,330) (4,472) (4,520) (4,518) Gain on exchange of Exchangeable Senior Notes - - - 22 - Net income 41,633 41,594 41,269 41,092 41,506 Preferred stock dividends (338) (338) (338) (338) (338) Net income attributable to common stockholders $41,295 $41,256 $40,931 $40,754 $41,168 Net income attributable to common stockholders per share: Basic $1.46 $1.46 $1.45 $1.45 $1.47 Diluted $1.45 $1.45 $1.44 $1.43 $1.46 Weighted-average shares outstanding: Basic 27,996,393 27,983,004 27,981,517 27,949,747 27,938,804 Diluted 28,279,834 28,265,605 28,257,239 28,223,698 28,160,261 Historical Net Income

Innovative Industrial Properties 10 2023 2022 (In thousands, except share and per share amounts) 4Q2023 3Q2023 2Q2023 1Q2023 4Q2022 Net income attributable to common stockholders $41,295 $41,256 $40,931 $40,754 $41,168 Real estate depreciation and amortization 17,098 16,678 16,704 16,714 16,302 Gain on sale of real estate - - - - (3,601) FFO attributable to common stockholders (basic) 58,393 57,934 57,635 57,468 53,869 Cash and non-cash interest expense on Exchangeable Senior Notes 50 50 50 69 72 FFO attributable to common stockholders (diluted) 58,443 57,984 57,685 57,537 53,941 Financing expense - - - - 249 Litigation-related expense 152 1,112 670 546 779 Gain on exchange of Exchangeable Senior Notes - - - (22) - Normalized FFO attributable to common stockholders (diluted) 58,595 59,096 58,355 58,061 54,969 Interest income on seller-financed note (1) 403 402 403 134 - Stock-based compensation 4,934 4,934 4,884 4,829 4,312 Non-cash interest expense 383 335 331 326 321 Above-market lease amortization 23 23 23 23 23 AFFO attributable to common stockholders (diluted) $64,338 $64,790 $63,996 $63,373 $59,625 FFO per common share – diluted $2.07 $2.05 $2.04 $2.04 $1.92 Normalized FFO per common share – diluted $2.07 $2.09 $2.07 $2.06 $1.95 AFFO per common share – diluted $2.28 $2.29 $2.26 $2.25 $2.12 Weighted average common shares outstanding – basic 27,996,393 27,983,004 27,981,517 27,949,747 27,938,804 Restricted stock and RSUs 206,667 206,919 201,462 171,741 117,831 Dilutive effect of Exchangeable Senior Notes 76,774 75,682 74,260 102,210 103,626 Weighted average common shares outstanding – diluted 28,279,834 28,265,605 28,257,239 28,223,698 28,160,261 Historical FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest paid on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Vertical, which is recognized as a deposit liability and is included in other liabilities in our consolidated balance sheet as of December 31 , 2023 , as the transaction did not qualify for recognition as a completed sale .

Innovative Industrial Properties 11 For the Years Ended December 31, (In thousands) 2023 2022 Cash flows from operating activities Net income $165,588 $154,386 Adjustments to reconcile net income to net cash provided by (used in) operating activities Depreciation and amortization 67,194 61,303 (Gain) loss on exchange of Exchangeable Senior Notes (22) 125 Gain on sale of real estate - (3,601) Other non-cash adjustments 111 185 Stock-based compensation 19,581 17,507 Amortization of discounts on investments (3,198) (2,246) Amortization of debt discount and issuance costs 1,371 1,349 Changes in assets and liabilities Other assets, net 352 (3,506) Accounts payable, accrued expenses and other liabilities 3,924 2,717 Rent received in advance and tenant security deposits 642 5,911 Net cash provided by (used in) operating activities 255,543 234,130 Cash flows from investing activities Purchases of investments in real estate (34,906) (150,090) Proceeds from sale of real estate asset - 23,500 Funding of draws for improvements and construction (150,088) (373,878) Funding of construction loan and other investments (3,979) (21,683) Deposits in escrow for acquisitions - (250) Purchases of short-term investments (111,872) (388,800) Maturities of short-term investments 294,057 515,000 Net cash provided by (used in) investing activities (6,788) (396,201) Cash flows from financing activities Issuance of common stock, net of offering costs 9,564 351,960 Payment of deferred financing costs (561) - Dividends paid to common stockholders (202,711) (183,943) Dividends paid to preferred stockholders (1,352) (1,352) Taxes paid related to net share settlement of equity awards (568) (2,441) Net cash provided by (used in) financing activities (195,628) 164,224 Net increase (decrease) in cash, cash equivalents and restricted cash 53,127 2,153 Cash, cash equivalents and restricted cash, beginning of period 88,572 86,419 Cash, cash equivalents and restricted cash, end of period $141,699 $88,572 Supplemental disclosure of cash flow information: Cash paid during the year for interest, net of interest capitalized $16,125 $17,247 Supplemental disclosure of non-cash investing and financing activities: Accrual for current-year additions to real estate $8,385 $29,376 Deposits applied for acquisitions 250 25 Accrual for common and preferred stock dividends declared 51,827 50,840 Exchange of Exchangeable Senior Notes for common stock 2,000 26,682 Operating lease liability for obtaining right of use asset - 1,017 Statements of Cash Flows

Innovative Industrial Properties 12 Current Quarter Existing Total Rentable Purchase Additional Investment Investment Total State Closing / Execution Square Feet Price (1) Commitment / Commitment (1) / Commitment Investment / PSF (2) Amendments New York Oct-23 388 - $14,000 $67,366 $81,366 $210 Amendments Subtotal / Wtd. Avg. 388 - $14,000 $67,366 $81,366 $210 New Lease Michigan Dec-23 201 - $2,400 $68,493 $70,893 $353 New Lease Subtotal / Wtd. Avg. 201 - $2,400 $68,493 $70,893 $353 Total / Wtd. Avg. 589 - $16,400 $135,859 $152,259 $259 Capital Commitments Note : Values in thousands except for $ /PSF . Excludes commitments related to senior secured loans . 1) Excludes transaction costs . 2) Calculated as IIP’s total investment divided by the rentable square feet . 3) Amendments include additional commitments for New Leases . Excludes approximately $ 7 . 6 million in the aggregate for commitments incurred directly by IIP for construction of Development / Redevelopment Properties and an additional commitment under the Coachella, California secured loan where IIP is lender (see page 18 for details) . $40,800 $147,161 $34,000 $66,908 $92,238 $57,000 $107,708 $239,399 $21,500 $25,400 $91,000 $4,300 $200 $16,400 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 Acquisitions Amendments Fourth Quarter Capital Commitments Two Year Capital Commitment History (3)

Innovative Industrial Properties 13 1) As a % of annualized base rent for Operating Portfolio . Refer to “Definitions” for additional details . 2) Includes Pre - Leased Development Properties . Refer to “Definitions” for additional details . Leasing Summary Lease Expiration Schedule as of December 31, 2023 (1) - - - - 0% 1% 2% 1% 0% 2% 94% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter Representing $285 Million in A nnualized Base R ent Expiring Leases (2) - - - 1 1 2 2 5 1 14 74

Innovative Industrial Properties 14 IIP Portfolio Third Quarter 2023 (3) Tenant Information Annualized Base Rent (ABR) (1) ABR # of Adjusted Market MSO #Tenant $ % Square Feet (2) / Square Foot Leases Revenue EBITDA (4) Capitalization (5) / SSO (6) 1PharmaCann $45,181 15.8% 697 $65 11 Private Co. Private Co. Private Co. MSO 2Ascend Wellness Holdings 29,651 10.4% 624 $48 4 $141 $30 $201 MSO 3Green Thumb Industries 21,674 7.6% 664 $33 3 275 83 2,669 MSO 4Curaleaf 19,941 7.0% 578 $35 8 333 75 3,063 MSO 5Trulieve 18,807 6.6% 740 $25 6 275 78 965 MSO 6The Cannabist Company (f/k/a Columbia Care) 17,472 6.1% 588 $30 21 129 20 194 MSO 7Holistic Industries 17,315 6.1% 333 $52 5 Private Co. Private Co. Private Co. MSO 8 4Front Ventures (7) 16,255 5.7% 488 $33 4 23 3 66 MSO 9Cresco Labs 16,242 5.7% 379 $43 5 191 49 461 MSO 10Parallel 15,423 5.4% 593 $26 2 Private Co. Private Co. Private Co. MSO Top 10 Tenants Total $217,961 76.4% 5,684 $38 69 Top Tenants Overview 1) Dollars in thousands, r efer to “Definitions” for additional details . 2) Square feet in thousands . 3) Dollars in millions, based on each company’s public securities filings and earnings release, available at www . sec . gov, www . sedar . com, or each company’s respective website, for the quarter ended September 30 , 2023 . 4) Adjusted EBITDA is a non - GAAP financial measure utilized in the industry . For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings, available at www . sec . gov or www . sedar . com . 5) Dollars in millions, per S&P Capital IQ Pro as of 12 / 31 / 2023 . 6) “MSO” stands for Multi - State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state . “SSO” stands for Single - State O perator which means the tenant (or guarantor) conducts cannabis operations in a single state . 7) Includes one property acquired in January 2022 for $ 16 . 0 million which did not satisfy the requirements for sale - leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet .

Innovative Industrial Properties 15 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet Industrial 1PharmaCann New York Hamptonburgh 12/19/2016 100.0% 234 - 234 $122,959 $541 $123,500 $528 2PharmaCann Michigan Warren 10/9/2019 100.0% 205 - 205 83,045 550 83,595 408 3PharmaCann Massachusetts Holliston 5/31/2018 100.0% 58 - 58 30,500 - 30,500 526 4PharmaCann Pennsylvania Scott Township 8/7/2019 100.0% 56 - 56 28,000 - 28,000 500 5PharmaCann Illinois Dwight 10/30/2019 100.0% 66 - 66 28,000 - 28,000 424 6PharmaCann Ohio Buckeye Lake Village 3/13/2019 100.0% 58 - 58 20,000 - 20,000 345 7Ascend Wellness Holdings Illinois Barry 12/21/2018 100.0% 166 - 166 71,000 - 71,000 428 8Ascend Wellness Holdings Massachusetts Athol 4/2/2020 100.0% 199 - 199 63,900 - 63,900 321 9Ascend Wellness Holdings New Jersey Franklin 2/10/2022 100.0% 114 - 114 54,500 500 55,000 482 10Ascend Wellness Holdings Michigan Lansing 7/2/2019 100.0% 145 - 145 24,150 - 24,150 167 11Green Thumb Industries Pennsylvania Danville 11/12/2019 100.0% 300 - 300 94,600 - 94,600 315 12Green Thumb Industries Illinois Oglesby 3/6/2020 100.0% 266 - 266 50,000 - 50,000 188 13Green Thumb Industries Ohio Toledo 1/31/2020 100.0% 98 - 98 32,200 - 32,200 329 14Curaleaf Pennsylvania Chambersburg 12/20/2019 100.0% 179 - 179 60,889 751 61,640 344 15Curaleaf Illinois Litchfield 10/30/2019 100.0% 127 - 127 40,000 - 40,000 315 16Curaleaf New Jersey Blue Anchor 7/13/2020 100.0% 123 - 123 35,000 - 35,000 285 17Curaleaf Massachusetts Webster 9/1/2022 100.0% 104 - 104 21,500 - 21,500 207 18Curaleaf North Dakota Fargo 12/20/2019 100.0% 33 - 33 12,190 - 12,190 369 19Trulieve Massachusetts Holyoke 7/26/2019 100.0% 150 - 150 43,500 - 43,500 290 20Trulieve Florida Alachua 1/22/2021 100.0% 295 - 295 41,650 - 41,650 141 21Trulieve Maryland Hancock 8/13/2021 100.0% 115 - 115 29,294 221 29,515 257 22Trulieve Florida Quincy 10/23/2019 100.0% 120 - 120 17,000 - 17,000 142 23Trulieve* Nevada Las Vegas 7/12/2019 100.0% 43 - 43 9,600 - 9,600 223 24Trulieve Arizona Cottonwood 4/27/2022 100.0% 17 - 17 5,238 - 5,238 308 25The Cannabist Company (f/k/a Columbia Care) Pennsylvania Saxton 5/20/2019 100.0% 270 - 270 42,891 109 43,000 159 26The Cannabist Company (f/k/a Columbia Care) Virginia Richmond 1/15/2020 100.0% 82 - 82 19,750 - 19,750 241 27The Cannabist Company (f/k/a Columbia Care) New Jersey Vineland 7/16/2020 100.0% 50 - 50 11,820 - 11,820 236 28The Cannabist Company (f/k/a Columbia Care) Colorado Denver 10/30/2018 100.0% 58 - 58 11,250 - 11,250 194 29The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 18 - 18 9,917 - 9,917 551 30The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 12 - 12 3,276 - 3,276 273 31Holistic Industries Maryland Capitol Heights 5/26/2017 100.0% 72 - 72 33,719 31 33,750 469 32Holistic Industries Pennsylvania New Castle 6/10/2020 100.0% 108 - 108 25,130 520 25,650 238 33Holistic Industries Massachusetts Monson 7/12/2018 100.0% 55 - 55 19,750 - 19,750 359 344Front Ventures Illinois Matteson 8/3/2021 100.0% - 250 250 66,910 3,240 70,150 281 354Front Ventures Washington Olympia 12/17/2020 100.0% 114 - 114 17,500 - 17,500 154 364Front Ventures** Massachusetts Holliston 1/28/2022 100.0% 57 - 57 16,000 - 16,000 281 374Front Ventures Massachusetts Georgetown 12/17/2020 100.0% 67 - 67 15,500 - 15,500 231 38Cresco Labs Michigan Marshall 4/22/2020 100.0% 115 - 115 32,000 - 32,000 278 39Cresco Labs Illinois Kankakee 10/22/2019 100.0% 51 - 51 25,496 104 25,600 502 40Cresco Labs Illinois Joliet 10/22/2019 100.0% 39 - 39 20,950 - 20,950 537 41Cresco Labs Ohio Yellow Springs 1/24/2020 100.0% 50 - 50 12,927 618 13,545 271 42Parallel Florida Lakeland 9/18/2020 100.0% 220 - 220 56,400 - 56,400 256 43Parallel Florida Wimauma 3/11/2020 100.0% 373 - 373 51,500 - 51,500 138 44Goodness Growth (f/k/a Vireo Health) New York Perth 10/23/2017 100.0% 64 324 388 75,254 6,112 81,366 210 45Goodness Growth (f/k/a Vireo Health) Minnesota Otsego 11/8/2017 100.0% 89 - 89 9,710 - 9,710 109 46Gold Flora California Desert Hot Springs 10/15/2021 100.0% 204 - 204 63,000 500 63,500 311 47TILT Holdings Pennsylvania White Haven 2/15/2023 100.0% 58 - 58 15,000 - 15,000 259 Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of December 31 , 2023 . * Harvest Health & Recreation Inc . , which is a subsidiary of Trulieve Inc . , executed a lease guaranty in favor of IIP for tenant’s obligations at the property . **The acquisition of the property did not satisfy the requirements for sale - leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . Property List

Innovative Industrial Properties 16 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet 48Battle Green Ohio Columbus 3/3/2023 100.0% - 157 157 $40,625 $1,375 $42,000 $268 49Jushi Pennsylvania Scranton 4/6/2018 100.0% 145 - 145 45,800 - 45,800 316 50Calyx Peak Missouri Smithville 9/17/2021 100.0% 83 - 83 27,721 529 28,250 340 51Green Peak (Skymint) Michigan Dimondale 8/2/2018 100.0% 56 - 56 15,799 - 15,799 282 52The Pharm Arizona Willcox 12/15/2017 100.0% 358 - 358 20,000 - 20,000 56 53Maryland Cultivation Processing (MCP) Maryland Hagerstown 4/13/2022 100.0% 84 - 84 25,000 - 25,000 298 54Texas Original Texas Bastrop 6/14/2022 100.0% - 85 85 15,667 6,333 22,000 259 55Sacramento CA (Undisclosed Tenant) California Sacramento 2/8/2019 100.0% 43 - 43 12,710 - 12,710 296 56Emerald Growth Michigan Harrison Township 6/7/2019 100.0% 45 - 45 10,000 - 10,000 222 57Temescal Wellness Massachusetts North Adams 5/26/2021 100.0% 71 - 71 26,800 - 26,800 377 58AYR Wellness Ohio Akron 5/14/2019 100.0% 11 - 11 3,550 - 3,550 323 59New Beaver Ave.*** Pennsylvania Pittsburgh 5/13/2021 10.7% 239 - 239 67,842 90 67,932 284 60McLane Street California North Palm Springs 5/12/2020 - 70 - 70 17,500 - 17,500 250 61North Anza Road California Palm Springs 4/16/2019 - 24 - 24 6,309 - 6,309 263 62North Anza Road and Del Sol Road California Palm Springs 4/16/2019 - 22 - 22 5,788 - 5,788 263 Industrial Subtotal / Wtd. Avg. 95.6% 6,748 816 7,564 $2,015,477 $22,123 $2,037,600 $269 Retail 63PharmaCann Colorado Commerce City 2/21/2020 100.0% 5 - 5 $2,300 - $2,300 $460 64PharmaCann Colorado Aurora 12/14/2021 100.0% 2 - 2 1,674 - 1,674 837 65PharmaCann Colorado Berthoud 12/14/2021 100.0% 6 - 6 1,406 - 1,406 234 66PharmaCann Colorado Mancos 12/14/2021 100.0% 4 - 4 1,148 - 1,148 287 67PharmaCann Colorado Pueblo 2/19/2020 100.0% 3 - 3 1,049 - 1,049 350 68Curaleaf North Dakota Dickinson 12/14/2021 100.0% 5 - 5 2,045 - 2,045 409 69Curaleaf North Dakota Devils Lake 12/14/2021 100.0% 4 - 4 1,614 - 1,614 404 70Curaleaf Pennsylvania Bradford 12/14/2021 100.0% 3 - 3 1,058 - 1,058 353 71The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 4 - 4 7,338 - 7,338 1,834 72The Cannabist Company (f/k/a Columbia Care) Colorado Pueblo 12/14/2021 100.0% 6 - 6 4,878 - 4,878 813 73The Cannabist Company (f/k/a Columbia Care) Colorado Aurora 12/14/2021 100.0% 5 - 5 4,229 - 4,229 846 74The Cannabist Company (f/k/a Columbia Care) Colorado Glenwood Springs 12/14/2021 100.0% 4 - 4 4,187 - 4,187 1,047 75The Cannabist Company (f/k/a Columbia Care) Colorado Fort Collins 12/14/2021 100.0% 5 - 5 3,977 - 3,977 795 76The Cannabist Company (f/k/a Columbia Care) Colorado Aurora 12/14/2021 100.0% 4 - 4 3,601 - 3,601 900 77The Cannabist Company (f/k/a Columbia Care) New Jersey Vineland 7/16/2020 100.0% 4 - 4 2,165 - 2,165 541 78The Cannabist Company (f/k/a Columbia Care) Colorado Aurora 12/14/2021 100.0% 5 - 5 1,991 - 1,991 398 79The Cannabist Company (f/k/a Columbia Care) Colorado Englewood 12/14/2021 100.0% 4 - 4 1,778 - 1,778 445 80The Cannabist Company (f/k/a Columbia Care) Colorado Trinidad 12/14/2021 100.0% 9 - 9 1,728 - 1,728 192 81The Cannabist Company (f/k/a Columbia Care) Colorado Silver Plume 12/14/2021 100.0% 4 - 4 1,444 - 1,444 361 82The Cannabist Company (f/k/a Columbia Care) Colorado Black Hawk 12/14/2021 100.0% 4 - 4 1,321 - 1,321 330 83The Cannabist Company (f/k/a Columbia Care) Colorado Edgewater 12/14/2021 100.0% 5 - 5 1,089 - 1,089 218 84The Cannabist Company (f/k/a Columbia Care) Colorado Sheridan 12/14/2021 100.0% 2 - 2 890 - 890 445 85Green Peak (Skymint) Michigan East Lansing 10/25/2019 100.0% 3 - 3 3,372 28 3,400 1,133 86Green Peak (Skymint) Michigan Lansing 11/4/2019 100.0% 14 - 14 2,225 - 2,225 159 87Green Peak (Skymint) Michigan Flint 11/4/2019 100.0% 6 - 6 2,180 - 2,180 363 88The Pharm Arizona Phoenix 9/19/2019 100.0% 2 - 2 2,500 - 2,500 1,250 89Schwazze Colorado Ordway 12/14/2021 100.0% 2 - 2 400 - 400 200 90Schwazze Colorado Rocky Ford 12/14/2021 100.0% 13 - 13 400 - 400 31 91Schwazze Colorado Las Animas 12/14/2021 100.0% 2 - 2 400 - 400 200 92Verano Pennsylvania Harrisburg 3/23/2022 100.0% 3 - 3 2,750 - 2,750 917 93Wilder Road Michigan Bay City 11/4/2019 - 4 - 4 1,740 - 1,740 435 Property List (Continued) Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of December 31 , 2023 . ***Includes two non - cannabis tenants currently occupying 79 , 000 sqft . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment .

Innovative Industrial Properties 17 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet 94Front Street Michigan Traverse City 11/25/2019 - 2 - 2 $1,272 - $1,272 $636 95South Mason Drive Michigan Newaygo 11/8/2019 - 2 - 2 995 - 995 498 Retail Subtotal / Wtd. Avg. 94.4% 150 - 150 $71,142 $28 $71,170 $474 Industrial / Retail 96The Cannabist Company (f/k/a Columbia Care) Colorado Denver 12/14/2021 100.0% 33 - 33 $8,206 - $8,206 $249 97Holistic Industries Michigan Madison Heights 9/1/2020 100.0% 63 - 63 28,500 - 28,500 452 98Holistic Industries California Los Angeles 7/23/2019 100.0% 35 - 35 13,977 273 14,250 407 99Cresco Labs Massachusetts Fall River 6/30/2020 100.0% 124 - 124 26,907 1,843 28,750 232 100 TILT Holdings Massachusetts Taunton 5/16/2022 100.0% 104 - 104 40,000 - 40,000 385 101 Sozo Michigan Warren 5/14/2021 100.0% 85 - 85 17,071 159 17,230 203 102 Schwazze Colorado Pueblo 12/14/2021 100.0% 8 - 8 2,165 - 2,165 271 103 Kaya Cannabis Colorado Denver 12/14/2021 100.0% 6 - 6 1,299 - 1,299 217 Industrial / Retail Subtotal / Wtd. Avg. 100.0% 458 - 458 $138,124 $2,276 $140,400 $307 Operating Portfolio Total / Wtd. Avg. 95.8% 7,356 816 8,172 $2,224,744 $24,426 $2,249,170 $275 Dev. / Redev. Properties (3) 104 Inland Center Drive California San Bernardino 11/16/2020 - - 192 192 $35,819 - $35,819 $187 105 63795 19th Avenue California Palm Springs 4/16/2019 - 56 180 236 34,847 - 34,847 148 106 Leah Avenue Texas San Marcos 3/10/2021 - - 63 63 8,231 - 8,231 131 Dev. / Redev. Properties / Wtd. Avg. - 56 435 491 $78,896 - $78,896 $161 Pre-Leased Dev. Property (3) 107 Path 20 Cultivation, LLC Michigan Dimondale 4/16/2021 100.0% 97 104 201 $57,886 $13,007 $70,893 $353 108 Perez Rd, LLC California Cathedral City 3/25/2022 100.0% - 23 23 13,045 2,680 15,726 684 Pre-Leased Dev. Property / Wtd. Avg. 100.0% 97 127 224 $70,931 $15,687 $86,618 $387 Total Portfolio / Wtd. Avg. 92.8% 7,509 1,378 8,887 $2,374,572 $40,113 $2,414,685 $272 State Subtotal / Wtd. Avg. 1 Pennsylvania 84.3% 1,361 - 1,361 $383,960 $1,470 $385,430 $283 2 Massachusetts 100.0% 989 - 989 $304,357 $1,843 $306,200 $310 3 Illinois 100.0% 715 250 965 $302,356 $3,344 $305,700 $317 4 Michigan 98.6% 842 104 946 $280,235 $13,744 $293,978 $311 5 California 51.4% 454 395 849 $202,995 $3,453 $206,448 $243 6 New York 100.0% 298 324 622 $198,214 $6,652 $204,866 $329 7 Florida 100.0% 1,008 - 1,008 $166,550 - $166,550 $165 8 Ohio 100.0% 217 157 374 $109,302 $1,993 $111,295 $298 9 New Jersey 100.0% 291 - 291 $103,485 $500 $103,985 $357 10 Maryland 100.0% 271 - 271 $88,013 $252 $88,265 $326 11 Colorado 100.0% 233 - 233 $83,340 - $83,340 $358 12 Texas 72.8% - 148 148 $23,898 $6,333 $30,231 $204 13 Missouri 100.0% 83 - 83 $27,721 $529 $28,250 $340 14 Arizona 100.0% 377 - 377 $27,737 - $27,737 $74 15 Virginia 100.0% 82 - 82 $19,750 - $19,750 $241 16 Washington 100.0% 114 - 114 $17,500 - $17,500 $154 17 North Dakota 100.0% 42 - 42 $15,849 - $15,849 $377 18 Minnesota 100.0% 89 - 89 $9,710 - $9,710 $109 19 Nevada 100.0% 43 - 43 $9,600 - $9,600 $223 Property List (Continued) Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of December 31 , 2023 . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . 3) Refer to “Definitions” for additional details .

Innovative Industrial Properties 18 Date Maturity / Wtd. Amount Loan #City State Loan Type Executed Avg. Maturity Outstanding Commitment 1Coachella California Senior Secured 6/25/2021 0.5 Years $22,000 $23,000 2 Needles (1) California Senior Secured 3/3/2023 4.2 Years 16,100 16,100 Loan Portfolio Total / Wtd. Avg. 2.0 Years $38,100 $39,100 Secured Loans Note : Loan list maturity does not include available loan extensions . 1) Relates to the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to Vertical . The transaction did not qualify for recognition as a completed sale in accordance with GAAP and therefore, we have not derecognized the assets transferred and have not recognized the seller - financed note on our consolidated balance sheet .

Innovative Industrial Properties 19 Interest Rate / Preferred Rate / Maturity / Wtd. Quarter End (In thousands, except share and per share amounts) Wtd. Avg. Rate Avg. Maturity December 31, 2023 Unsecured debt: Exchangeable Senior Notes (2) 3.75% 0.1 Years $4,436 Notes due 2026 5.50% 2.4 Years 300,000 Total Unsecured Debt 5.47% 2.4 Years $304,436 Gross Debt 5.47% 2.4 Years $304,436 Series A Preferred Stock: Redemption price per share $25.00 Shares outstanding 600,000 Total Preferred Equity 9.00% $15,000 Total Senior Capital 5.64% $319,436 Equity Market Capitalization: Stock Price as of 12/31/2023 $100.82 Shares outstanding 28,140,891 Equity Market Capitalization $2,837,165 Covenant (1) December 31, 2023 Debt / Total Gross Assets <60% 12% Secured Debt <40% - Unencumbered Total Gross Assets / Unsecured Debt >150% 853% Debt Service Coverage Ratio >1.5x 16.4x Egan Jones Credit Rating BBB+ Debt Maturity Schedule Capital and Debt Summary $4.4 Million (2) $300.0 Million 2024 2025 2026 2027 2028 Thereafter Exchangeable Senior Notes Notes Due 2026 Capital Overview 1) Calculated in accordance with the indenture governing the Notes due 2026 , included in the Current Report on Form 8 - K filed with the Securities and Exchange Commission on May 25 , 2021 . 2) The remaining principal amount of Exchangeable Senior Notes was exchanged or paid off in full in February 2024 .

Innovative Industrial Properties 20 Definitions • Adjusted Funds From Operations (“AFFO”): Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT’s operating performance. We calculate AFFO by adjusting Normalized FFO for certain cash and non - cash items. • Annualized Base Rent (“ABR”): ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. • Development / Redevelopment (“Dev. / Redev.”) Properties: Defined as non - operating assets under development that are not leased and not ready for their intended use. • Exchangeable Senior Notes: 3.75% E xchangeable Senior Notes due 2024. • Funds From Operations (“FFO”): FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s ope rating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depre cia tion, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and join t v entures. Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management be lie ves FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operat ing performance of our properties without giving effect to certain significant non - cash items, primarily depreciation expense. Histo rical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably ov er time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because th ese measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to ev aluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and pub lic ations about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share. • GAAP: Accounting principles generally accepted in the United States. • Gross Debt: Calculated as the sum of the principal amount outstanding of the Notes due 2026 and Exchangeable Senior Notes. • Normalized Funds From Operations (“Normalized FFO”): We compute normalized funds from operations (“Normalized FFO”) by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in n atu re and/or not related to our core real estate operations. Exclusion of these items from similar FFO - type metrics is common within the equi ty REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to ass ist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other compa nie s, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normali zed FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be ex clu ded in calculating Normalized FFO include certain transaction - related gains, losses, income or expense or other non - core amounts as the y occur.

Innovative Industrial Properties 21 Definitions (Continued) • Notes due 2026 : 5.50% Unsecured Senior Notes due 2026. • Operating Portfolio: All properties that (a) are leased or (b) are not leased but ready for their intended use. • Pre - Leased Development (“Dev.”) Property: Defined as non - operating assets under development that are leased but not ready for their intended use. • Rent Collection: Calculated as base rent and property management fees collected over contractual base rent and property management fees due for the period. Includes security deposits applied for the payment of rent. Q4 2022 and Q1 2023 include approximately $0. 5 m illion and $3.1 million, respectively, of security deposits applied in connection with non - payment of rent from defaulting tenants. Q1 2023 also includes approximately $1.1 million of security deposits applied for payment of rent in connection with amendments with Holistic Indus tri es, Inc. (“Holistic”) at a California property and a Michigan property, which are subject to a scheduled repayment. Q2 2023 includes $ 1.5 million of security deposits applied for payment of rent in connection with the Holistic amendments and an amendment with Temescal Welln ess of Massachusetts, LLC (“Temescal”), which is also subject to a scheduled repayment. Q3 2023 includes approximately $2.2 million of security deposits applied for payment of rent in connection with the Holistic and Temescal amendments and an amendment with 4Front Ven tur es Corp. (“4Front”) at an Illinois property, which is also subject to a scheduled repayment. Q4 2023 includes approximately $0.8 milli on of security deposits applied for payment of rent in connection with the 4Front amendment. Q4 2023 also includes approximately $0.7 millio n o f $1.7 million collected in December 2023 from Parallel pursuant to a consent judgment awarded in IIP’s favor and applied to rent due from P ara llel for October 2023 at one of IIP’s Pennsylvania properties (Parallel vacated that property on October 31, 2023). • Series A Preferred: 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share. • Total Committed / Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburs e c ertain tenants and sellers for completion of construction and improvements at the properties. Excludes loans listed in “Secured Loans”. • Total Portfolio: All properties, including development / redevelopment properties, pre - leased redevelopment property, and operating portfolio, as of quarter end. • Total Preferred Equity: Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share. • Total Senior Capital: Calculated as the sum of Gross Debt and the redemption value of the Series A Preferred Stock. • % Leased: The weighted average percentage of the Operating Portfolio by Total Committed / Invested Capital, which excludes development / redevelopment properties and pre - leased redevelopment property, that is leased as of the period ended.

Innovative Industrial Properties 22 Analyst Coverage Analyst Research Firms Contact Information Tom Catherwood BTIG Email: tcatherwood@btig.com Phone: 212 - 738 - 6140 Merrill Ross Compass Point Research and Trading Email: mross@compasspointllc.com Phone: 202 - 534 - 1392 Eric Des Lauriers Craig - Hallum Capital Group LLC Email: eric.deslauriers@craig - hallum.com Phone: 617 - 275 - 5177 Aaron Hecht JMP Securities Email: ahecht@jmpsecurities.com Phone: 415 - 835 - 3963 Alexander Goldfarb Piper Sandler Email: alexander.goldfarb@psc.com Phone: 212 - 466 - 7937 Scott Fortune Roth Capital Partners Email: sfortune@roth.com Phone: 949 - 720 - 7163 Andrew Rosivach Wolfe Research Email: arosivach@wolferesearch.com Phone: 646 - 582 - 9250 Investor Relations Email: ir@iipreit.com Phone: 858 - 997 - 3332

Innovative Industrial Properties 23 Senior Management Team and Board of Directors Senior Management Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director David Smith Chief Financial Officer and Treasurer Catherine Hastings Chief Operating Officer Ben Regin Chief Investment Officer Brian Wolfe Vice President, General Counsel and Secretary Andy Bui Vice President, Chief Accounting Officer Tracie Hager Vice President, Asset Management Kelly Spicher Vice President, Real Estate Counsel Board of Directors Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director Gary Kreitzer Vice Chairman (Independent) David Stecher Director (Independent) Scott Shoemaker, MD Director (Independent) Mary Allis Curran Director (Independent)